UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported:)	January 6, 2021

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0024	TLFA	Over-the-counter “pink sheets”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.  Results of Operations and Financial Condition

On January 11, 2021, Tandy Leather Factory, Inc. (the “Company”) issued a press release (the “Press Release”) announcing certain financial results as described in the next paragraph.  A copy of the Press Release is attached as Exhibit 99.1.

As previously reported, the Company is undertaking a restatement of prior financial statements and is not currently reporting its regular financial results until the restatement has been completed.  For this reason, the press release includes only certain limited financial results, primarily relating to sales, cash and strategic initiatives, for three and 12 months ended December 31, 2020.

The information furnished pursuant to Item 2.02 of this report and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 as amended (the “Exchange Act”, or otherwise subject to liabilities under that section, nor shall they be deemed incorporated by reference in any filing of the Company with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.  Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2021, Steve Swank resigned as Chief Financial Officer of the Company, effective as of January 8, 2021.  Mr. Swank’s resignation was not the result of any dispute or disagreement with the Company relating to the Company’s operations, policies or practices.  Mr. Swank has agreed to remain with the Company for one month, at his current salary, to provide assistance with the transition of his role.

On January 8, 2021, the Company appointed Michael Galvan to the position of Chief Financial Officer of the Company, effective January 11, 2021.  On January 11, 2021, the Company announced Mr. Galvan’s appointment in the Press Release.  Mr. Galvan, 51, first joined the Company in May 2020, serving as Interim Chief Financial Officer until Mr. Swank’s arrival in July 2020; since then, he has remained with the Company on a full-time consulting basis.  Mr. Galvan brings over 25 years of finance and accounting experience to the Company, including executive leadership roles serving as Interim Chief Financial Officer, Chief Accounting Officer and Treasurer for a variety of publicly traded companies.  Prior to joining the Company, Mr. Galvan served as Senior Vice President, Chief Accounting Officer and Treasurer of Nextier Oilfield Solutions, Inc., from 2014 until April 2020, including serving as Interim Chief Financial Officer from March – September 2018.

In connection with Mr. Galvan’s employment, his offer letter provides that Mr. Galvan will receive an initial annual base salary of $300,000; he is eligible to receive an annual bonus under the Company’s executive bonus plan, with a target bonus of 30% percent of his base salary (dependent on Company and individual performance).  Upon completion of the Company’s financial restatement and the filing of all of its outstanding annual and quarterly reports with the SEC, Mr. Galvan will receive a grant of 9,000 restricted stock units (each convertible into one share of the Company’s common stock), which will vest on the first anniversary of such grant, subject to his continued employment with the Company on that date.  He will be eligible to receive future equity grants under the Company’s 2013 Restricted Stock Plan, with a target annual grant value of 30% of his base salary (dependent on Company and individual performance).

If Mr. Galvan’s employment is terminated by the Company without “cause” or he resigns his position for “good reason” on or before the first anniversary of his start date, the Company will pay him salary continuation and allow him continued participation in the Company’s health and welfare benefit programs for six months after his departure.  For purposes of Mr. Galvan’s employment terms, (1) “cause” means that he is terminated for: acts of fraud, dishonesty or criminal conduct; gross negligence, insubordination or willful refusal or to perform his duties; or unsatisfactory job performance that continues even after a warning from his immediate supervisor; and (2) “good reason” would mean without his consent: (i) a material diminution in his duties, authority, or responsibilities or a material breach of his offer letter by the Company; or (ii) requiring him to relocate his principal place of employment to a location that is more than fifty (50) miles from the current location of the Company’s principal office in Fort Worth and from his current residence in Houston.

There are no other arrangements or understandings between Mr. Galvan and any other persons pursuant to which he was named Chief Financial Officer of the Company, except the Company expects to make a payment of approximately $30,000 to The CFO Suite, LLC, the consulting firm through which Mr. Galvan had provided his services to the Company.  Mr. Galvan does not have any family relationships with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.  Mr. Galvan does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

No.	Exhibit
99.1	Press Release dated January 11, 2021

Forward Looking Statements

Certain statements contained in this report and other materials the Company files with the SEC, as well as information included in oral statements or other written statements made or to be made by the Company, other than statements of historical fact, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally are accompanied by words such as “may,” “will,” “could,” “should,” “anticipate,” “believe,” “budgeted,” “expect,” “intend,” “plan,” “project,” “potential,” “estimate,” “continue,” “outlook,” “forecast” or “future,” variations thereof or other similar statements. Please refer to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 for additional information concerning these and other uncertainties that could negatively impact the Company. The Company assumes no obligation to update or otherwise revise its forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: January 11, 2021	By:	/s/ Janet Carr
Janet Carr, Chief Executive Officer